UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 11, 2024

LendingClub Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 001-36771

Delaware	51-0605731
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

595 Market Street, Suite 200,
San Francisco,	CA	94105
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: 415 930-7440
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	LC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 11, 2024, LendingClub Corporation (the “Company”) convened its annual meeting of stockholders (the “Annual Meeting”). Present at the Annual Meeting in person or by proxy were holders of 83,586,065 shares of common stock, representing 75.22% of the shares of common stock outstanding and entitled to vote as of April 15, 2024, the record date for the Annual Meeting, and constituting a quorum for the transaction of business.

The stockholders of the Company voted on the following proposals at the Annual Meeting:

1.The election of Syed Faiz Ahmad, Allan Landon and Timothy Mayopoulos as Class I directors each to serve until the 2027 Annual Meeting of Stockholders or until his successor has been elected and qualified or his earlier death, resignation or removal.
2.The approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as set forth in the Company’s proxy statement.
3.The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.
4.The approval of a management proposal to amend and restate the Company’s Restated Certificate of Incorporation to phase in the declassification of the Company’s Board of Directors.
5.The approval of a management proposal to amend and restate the Company’s Restated Certificate of Incorporation to remove the supermajority voting requirements to amend the Company’s governing documents.
6.The approval of a management proposal to amend and restate the Company’s Restated Certificate of Incorporation to limit the personal liability of certain officers of the Company as permitted by Delaware law.
7.The approval of a management proposal to amend and restate the Company’s 2014 Employee Stock Purchase Plan to extend the expiration of the 2014 Employee Stock Purchase Plan by ten years from December 2024 to December 2034, and make certain other changes.

For more information about the proposals, see the Company’s proxy statement dated April 25, 2024, as amended on May 2, 2024. The final results for each of the proposals submitted to a vote at the Annual Meeting are as follows:

1.Election of Directors

Nominees - Class I Directors	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Syed Faiz Ahmad	66,439,160	1,881,910	42,700	15,222,295
Allan Landon	67,321,784	1,005,412	36,574	15,222,295
Timothy Mayopoulos	67,430,221	889,991	43,558	15,222,295
Based on the votes set forth above, each Class I director nominee was elected to serve until the 2027 Annual Meeting of Stockholders or until his successor has been elected and qualified or his earlier death, resignation or removal.

2.Advisory Vote on the Compensation of the Company’s Named Executive Officers

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
67,596,378	703,879	63,513	15,222,295
Based on the votes set forth above, the advisory vote on the compensation of the Company’s named executive officers as set forth in the Company’s proxy statement was approved.

3.Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
82,961,031	594,158	30,876	N/A
Based on the votes set forth above, the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2024 was approved.

4.Management Proposal to Amend and Restate the Company’s Restated Certificate of Incorporation (Declassification)

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
66,829,456	245,103	1,289,211	15,222,295
Under the Company’s Restated Certificate of Incorporation, this proposal required the affirmative vote of the holders of at least two-thirds of all outstanding shares of the Company’s stock to pass. Based on the votes set forth above, the management proposal to amend and restate the Company’s Restated Certificate of Incorporation to phase in the declassification of the Company’s Board of Directors was not approved.

5.Management Proposal to Amend and Restate the Company’s Restated Certificate of Incorporation (Supermajority Voting)

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
66,716,113	360,720	1,286,937	15,222,295
Under the Company’s Restated Certificate of Incorporation, this proposal required the affirmative vote of the holders of at least two-thirds of all outstanding shares of the Company’s stock to pass. Based on the votes set forth above, the management proposal to amend and restate the Company’s Restated Certificate of Incorporation to remove the supermajority voting requirements to amend the Company’s governing documents was not approved.

6.Management Proposal to Amend and Restate the Company’s Restated Certificate of Incorporation (Officer Exculpation)

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
63,065,956	5,223,222	74,592	15,222,295
Under the Company’s Restated Certificate of Incorporation, this proposal required the affirmative vote of the holders of at least a majority of all outstanding shares of the Company’s stock to pass. Based on the votes set forth above, the management proposal to amend and restate the Company’s Restated Certificate of Incorporation to limit the personal liability of certain officers of the Company as permitted by Delaware law was approved.

7.Management Proposal to Amend and Restate the Company’s 2014 Employee Stock Purchase Plan

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
67,233,274	1,042,433	88,063	15,222,295
Based on the votes set forth above, the management proposal to amend and restate the Company’s 2014 Employee Stock Purchase Plan to extend the expiration of the 2014 Employee Stock Purchase Plan by ten years from December 2024 to December 2034, and make certain other changes, was approved.

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LendingClub Corporation
Date:	June 12, 2024	By:	/s/ Jordan Cheng
Jordan Cheng
General Counsel and Corporate Secretary
(duly authorized officer)